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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                 April 30, 1998
                Date of Report (Date of earliest event reported)



                         HUDSON CHARTERED BANCORP, INC.
             (Exact name of registrant as specified in its charter)



           New York                             1-13213                        14-1668718
-----------------------------                -------------               ---------------------
 (State or other jurisdiction                 (Commission                    (IRS Employer
          of incorporation)                    File Number)               Identification Number)

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                             P.O. Box 310, Route 55
                          LaGrangeville, New York 12540
                                 (914) 471-1711
          (Address of principal executive offices, including zip code, and telephone number, including area code)



                                 Not Applicable
          (Former name or former address, if changed since last report)

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Item 5.  Other Events.

         Attached hereto as Exhibit 99.1 is a copy of a press release issued by Hudson Chartered Bancorp, Inc. ("Hudson Chartered") on April 27, 1998 regarding
Hudson Chartered's earnings for the first quarter of 1998. Attached to the press release are certain selected unaudited financial data of the company.

         On April 9, 1998, Hudson Chartered filed a Registration Statement on
Form S-4 (No. 333-49793) (the "Registration Statement") relating to the shares of common stock, par value $0.80 per share, of Hudson Chartered to be issued to holders of common stock, par value $1.00 per share, of Progressive Bank, Inc.
("Progressive") in connection with the proposed merger of equals with Progressive. On April 14, 1998, Hudson Chartered filed definitive proxy solicitation materials, including a definitive proxy statement (the "Proxy
Statement"), to be used in connection with Hudson Chartered's annual meeting of shareholders. On April 16, 1998, a 424(b)(3) prospectus was filed with respect to the Registration Statement and in connection with Progressive's annual meeting of shareholders (the "Prospectus"). Attached hereto as Exhibit 99.2 is an Opinion of Keefe, Bruyette & Woods, Inc. that corrects certain scrivener's errors contained in the Opinion included as Appendix C to the Prospectus and included as Appendix B to the Proxy Statement.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits.

                  The exhibits listed in the Exhibit Index are filed herewith.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Hudson Chartered has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       HUDSON CHARTERED BANCORP, INC.

                                       By: /s/ T. Jefferson Cunningham III
                                           ---------------------------------
                                           T. Jefferson Cunningham III
                                           Chairman and Chief Executive Officer


Date:   April 30, 1998


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                                  EXHIBIT INDEX

                                                                 Location in
                                                                 Sequentially
                                                                 Numbered Copy
                                                                 -------------

23.1         Consent of Keefe, Bruyette & Woods, Inc.                 4

99.1         Press Release of Hudson Chartered                        5

99.2         Opinion of Keefe, Bruyette & Woods, Inc.                 9




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